SUPPLEMENT DATED NOVEMBER 24, 2003 TO THE

                       FIRST INVESTORS SHAREHOLDER MANUAL

                                DATED MAY 1, 2003



The following is added on page 8 at the end of the subsection entitled "Class A Shares May be Purchased Without a Sales Charge."

From November 24, 2003 through December 31, 2003, we will waive the front-end sales charge on any purchase of Class A shares of any First Investors mutual fund that is made with the proceeds of any redemption of an investment in any other mutual fund which imposes a front-end or contingent-deferred sales charge. To qualify for this waiver, you must place your order within the promotion period and notify us that you are eligible for the waiver. You may be asked to provide documentation showing that you are entitled to the waiver. If you redeem your shares within 24 months of your purchase, you will pay a contingent-deferred sales charge of 1.00%. This offer does not apply to purchases made with the proceeds of redemptions of periodic payment plans.